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                                                                   EXHIBIT 10.25

                                PAYMENT GUARANTY

     THIS PAYMENT GUARANTY ("Guaranty") made as of December 31, 2004, by
MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (the "REIT") and MPT OPERATING PARTNERSHIP LP, a Delaware limited partnership ("MPT" and collectively and in the singular with the REIT, "Guarantor") to and for the benefit of MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation, its successors and assigns ("Lender").

                                    RECITALS

     A. On or about the date hereof, 4499 Acushnet Avenue, LLC, 8451 Pearl Street, LLC, 92 Brick Road, LLC, 1300 Campbell Lane, LLC, Kentfield THCI Holding Company LLC, each a Delaware limited liability company, and San Joaquin Health Care Associates, LP, a Delaware limited partnership (collectively, and in the singular, the "Borrower"), and Lender entered into a certain Loan Agreement ("Loan Agreement") whereby Lender agreed to make a term loan (the "Loan") to Borrower in the maximum principal amount at any time outstanding not to exceed the sum of Seventy-Five Million Dollars ($75,000,000.00), to finance the various healthcare facilities more particularly described in the Loan Agreement (collectively and in the singular, the "Project" or the "Projects"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     B. In connection with the Loan, Borrower has executed and delivered certain Promissory Notes (collectively, in the singular the "Note") in favor of Lender of even date herewith in the aggregate maximum principal amount of the Loan, payment of which is secured by (i) one or more mortgages and deeds of trust made by one or more entities constituting Borrower in favor of Lender (the "Mortgage") against the Project, and (ii) the other Loan Documents.

     C. Guarantor will derive material financial benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

     D. Lender has relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

                                   AGREEMENTS

     NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lender and its successors, indorsees, transferees, participants and assigns as follows:

     1. Guarantor absolutely, unconditionally and irrevocably guarantees:

          (a) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Note, the Loan Agreement and the other Loan Documents;

          (b) the prompt, full and complete performance of all of Borrower's obligations under each and every covenant contained in the Loan Documents; and
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          (c) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof).

All amounts due, debts, liabilities and payment obligations described in subsections (a), (b) and (c) of this Section 1 shall be hereinafter collectively referred to as the "Indebtedness." All payments under this Guaranty must be made in lawful money of the United States of America and in current funds. Any amount received by the Lender from any collateral or security for the Loan Documents may be applied by it towards any sums due under or in respect of the Loan Documents, in such order of application as is provided for under the applicable Loan Documents, or if not so provided for, then in such order as the Lender may from time to time elect in its reasonable discretion. Subject to the preceding sentence, the Lender shall have the right to determine how, when and what application of payments and credits, whether derived from the Borrower or any other source, shall be made on the amounts due Lender under the Loan Documents.

     2. In the event of any default by Borrower in the payment of the Indebtedness, after the expiration of any applicable cure or grace period under the Loan Documents, Guarantor agrees, on demand by Lender or any holder of the Note (which demand may be made concurrently with notice to Borrower that Borrower is in default of its obligations), to pay the Indebtedness regardless of any defense, right of set-off or recoupment or claims which Borrower or Guarantor may have against Lender or the holder of the Note. All of the remedies set forth herein and/or provided for in any of the other Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, recoupment or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.

     3. To the fullest extent permitted by law, Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (b) agree to refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off, right of recoupment or other claim which Guarantor may have against Borrower, (c) waive any defense, right of set-off, right of recoupment or other claim which Borrower may have against Lender or the holder of the Note, (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections, (e) waive all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Indebtedness until the Indebtedness has been paid in full, (f) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (g) waive the benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect, (h) waive any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding, (i) waive any defense based on an election of remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against the Borrower, any other guarantor or any other person in connection with the Indebtedness, (j) waive any defense based on the failure of the Lender to (i) provide notice to Guarantor of a sale or other disposition

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of any of the security for any of the Indebtedness (including, but not limited to, any collateral sale pursuant to the Uniform Commercial Code or the foreclosure of any Mortgage), or (ii) conduct such a sale or disposition in a commercially reasonable manner, (k) waive any defense based on the negligence of the Lender in administering the Loan (including, but not limited to, the failure to perfect any security interest in any collateral for the Loan), or taking or failing to take any action in connection therewith, or based on the federal Equal Credit Opportunity Act and applicable regulations or the Equal Credit Opportunity Acts and applicable regulations of any state (provided that such waiver shall not apply to the gross negligence or willful misconduct of the Lender), (l) waive the defense of expiration of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof, (m) waive any right to file any "Claim" (as defined below) as part of, and any right to request consolidation of any action or proceeding relating to a Claim with, any action or proceeding filed or maintained by Lender to collect any indebtedness of Guarantor to Lender hereunder or to exercise any rights or remedies available to Lender under the Loan Documents, at law, in equity or otherwise, (n) agree that the Lender shall have no obligation to obtain, perfect or retain a security interest in any property to secure any of the Indebtedness or this Guaranty (including any mortgage or security interest contemplated by the Loan Documents), or to protect or insure any such property, (o) waive any obligation Lender may have to disclose to Guarantor any facts the Lender now or hereafter may know or have reasonably available to it regarding the Borrower or Borrower's financial condition, whether or not the Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to Guarantor or materially increase the risk to Guarantor beyond the risk Guarantor intends to assume hereunder, and (p) agree that the Lender shall not be liable in any way for any decrease in the value or marketability of any property securing any of the Indebtedness which may result from any action or omission of the Lender in enforcing any part of this Guaranty or any portion of the Loan except to the extent of any gross negligence or willful misconduct of the Lender. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to induce Guarantor to execute and deliver this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender or the Guarantor except as expressly set forth in a writing duly signed and delivered by the party against whom enforcement is sought. For purposes of this section, the term "Claim" shall mean any claim, action or cause of action, defense, counterclaim, set-off or right of recoupment of any kind or nature against the Lender, its officers, directors, employees, agents, members, actuaries, accountants, trustees or attorneys, or any affiliate of the Lender (collectively, the "Lender Parties") in connection with the making, closing, administration, collection or enforcement by the Lender of the indebtedness evidenced by the Note or the obligations evidenced by the Loan Documents (including this Guaranty), except any such claims arising out of, relating to, or in connection with the gross negligence or willful misconduct of the Lender or any other Lender Party.

     4. Guarantor further agrees that Guarantor's liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, any Mortgage or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, any Mortgage or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that, subject to Lender's compliance with the terms of this Guaranty and the other Loan Documents, Guarantor shall remain liable for the payment of the Indebtedness, until the

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Indebtedness has been paid in full, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend, modify and/or increase the principal amount of, interest rate applicable to or other economic and non-economic terms of the Note, Loan Agreement, Mortgages or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgages and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender's rights hereunder or Guarantor's obligations hereunder, and Guarantor's obligations hereunder shall apply to the Note, Loan Agreement, Mortgages and other Loan Documents as so amended, modified, extended, renewed or increased.

     5. This is an absolute, present and continuing guaranty of payment and not merely of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgages or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under any Mortgage or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgages or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies that do not result in full payment of the Indebtedness and complete satisfaction of Borrower's obligations under the Loan Documents shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgages or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, Mortgages or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. In the event of the foreclosure of the Mortgage and of a deficiency, Guarantor hereby promises and agrees forthwith to pay the amount of such deficiency notwithstanding the fact that recovery of said deficiency against Borrower would not be allowed by applicable law; however, the foregoing shall not be deemed to require that Lender institute foreclosure proceedings or otherwise resort to or exhaust any other collateral or security prior to or concurrently with enforcing this Guaranty.

     6. In the event Lender or any holder of the Note shall assign the Note (the "Assignment") to any lender or other entity (the "Assignee") to secure a loan from Assignee to Lender or such holder for an amount not in excess of the amount which will be due, from time to time, from Borrower to Lender under the Note with interest not in excess of the rate of interest which is payable by Borrower to Lender under the Note, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by Assignee with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for the Assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have

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an unimpaired right, prior and superior to that of Assignee, to enforce this
Guaranty for Lender's benefit to the extent of any indemnities constituting a part of the Indebtedness which are not expressly assigned or transferred. Notwithstanding the foregoing, in no event shall any Assignment (i) obligate Guarantor to make any payment to, or to perform any obligation on behalf of, any party other than Lender following an Assignment unless Lender provides Guarantor written notice of the Assignment, in which case Guarantor shall be entitled to rely on such written notice and (ii) entitle Lender and Assignee to duplicative recoveries.

     7. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide necessary advice or other representation with respect to this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

     8. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

     9. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A "PROCEEDING"), LENDER (BY ITS ACCEPTANCE HEREOF) AND GUARANTOR IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF CHICAGO, COUNTY OF COOK AND STATE OF ILLINOIS, AND (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION TO THE EXTENT THE FOREGOING IS PERMITTED UNDER APPLICABLE LAW. LENDER AND GUARANTOR FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY ILLINOIS STATE OR UNITED STATES COURT SITTING IN THE CITY OF CHICAGO AND COUNTY OF COOK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT

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REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND
SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

          10. (a) Any indebtedness of Borrower to Guarantor (including, but not limited to, any right of such Guarantor to a return of any capital contributed to a Borrower), whether now or hereafter existing, is hereby subordinated to the payment of the Indebtedness. Guarantor agrees that, following the occurrence and during the continuation of an Event of Default (defined below), Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Following the occurrence and during the continuation of an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

          (b) Guarantor shall promptly file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims and proofs of claims that Guarantor may have against the Borrower or any other guarantor and does hereby assign to the Lender or its nominee (and will, upon request of Lender, reconfirm in writing the assignment to Lender or its nominee
of) all rights of Guarantor under such claims. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby irrevocably authorized to do so in the name of Guarantor, or in Lender's discretion, to assign the claim to a designee and cause proof of claim to be filed in the name of Lender's designee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to the Lender all of the Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled, such assignment being a present and irrevocable assignment of all such rights.

          (c) In the event (1) Borrower or any other guarantor shall (i) file voluntarily or be filed against involuntarily for protection under the U.S. Bankruptcy Code or any other present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (ii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iii) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, and (2) the automatic stay imposed by the applicable provisions of the U.S. Bankruptcy Code, as amended, or under any other applicable law, against the exercise of the rights and remedies otherwise available to creditors of the Borrower or such other guarantor is deemed by the court having jurisdiction to apply to Guarantor so that Guarantor is not permitted to pay Lender the Indebtedness and/or Lender may not immediately enforce the terms of this Guaranty or exercise such other rights and remedies against Guarantor as would otherwise be provided by law, Lender shall immediately be entitled, and Guarantor hereby consents, to relief from such stay, and Guarantor hereby authorizes and directs Lender to present this Guaranty to the applicable court to evidence this agreement and consent.

     11. Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the payment of the Indebtedness and any other obligations of Borrower to Lender in such order as Lender may from time to time reasonably elect, subject to the terms and conditions of the Loan Documents.

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     12. (a) It is expressly agreed that time is of the essence of this Guaranty and every covenant and provision hereof, and that any of the following shall be an "Event of Default" under this Guaranty:

               (i) any "Insolvency Event" (as defined below) with respect to Guarantor;

               (ii) any failure by Guarantor and/or Borrower to make any payment when due hereunder or under the Note or any of the other Loan Documents (beyond any applicable notice and/or grace period, if any, set forth in the applicable Loan Document), or any other default under any other obligation of or covenant by Guarantor and/or Borrower under this Guaranty, the Note or any of the other Loan Documents (beyond any applicable notice and/or grace period, if any, set forth in the applicable Loan Document); and/or

               (iii) any material inaccuracy in any representation or warranty made by Guarantor, or any material omission of Guarantor, in connection with its financial condition prior or subsequent to the date of this Guaranty.

          (b) Upon the occurrence of any Event of Default under this Guaranty, there shall be deemed to have occurred a "Default" and an "Event of Default" (as those terms are used in the Loan Agreement) under each of the other Loan Documents, regardless of whether or not any portion of the Indebtedness may then be due and payable.

          (c) The term "Insolvency Event" shall mean any of the following:
Guarantor makes an assignment for the benefit of creditors; Guarantor files a petition in bankruptcy; Guarantor is adjudicated insolvent or bankrupt, or petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property; Guarantor commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; any such proceeding is commenced against Guarantor and such proceeding remains undismissed for a period of sixty (60) days; Guarantor by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for Guarantor or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days.

          (e) All grace periods under the Note, this Guaranty and/or the other Loan Documents shall run concurrently such that once any grace period has expired without the curing of the default in question, Lender shall be entitled to exercise any and all of the rights and remedies granted under the Note, this Guaranty and the other Loan Documents without the necessity of issuing any further notice or the granting of any further grace periods.

     13. GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CLAIM, CONTROVERSY, DISPUTE, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION ANY ACTIONS OR PROCEEDINGS FOR ENFORCEMENT OF THE LOAN DOCUMENTS) AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND LENDER EACH WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY

OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     14. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission, if before 3:00 p.m. (Chicago Time) on a Business Day so long as copy is sent on the same day by overnight courier as set forth below:

Guarantor:        Medical Properties Trust, Inc.
                  MPT Operating Partnership LLP
                  1000 Urban Center Drive
                  Suite 501
                  Birmingham, Alabama 35242
                  Telephone: 205-969-3755
                  Facsimile: 205-969-3756
                  Attn: Michael G. Stewart, Esq.

With a copy to:   Baker, Donelson, Bearman, Caldwell, & Berkowitz, PC
                  1600 SouthTrust Tower
                  420 Twentieth Street North
                  Birmingham, Alabama 35203
                  Telephone: 205-328-0480
                  Facsimile: 205-322-8007
                  Attn: Thomas O. Kolb, Esq.

Lender:           Merrill Lynch Capital, a Division
                  of Merrill Lynch Business Financial
                  Services Inc.
                  222 N. LaSalle Street - 18th Floor
                  Chicago, Illinois 60601
                  Attention: Vice President, Portfolio Manager
                  Telephone: 312-499-3128
                  Facsimile: 312-499-3026

With a copy to:   Merrill Lynch Capital, a Division
                  of Merrill Lynch Business Financial
                  Services Inc.
                  222 N. LaSalle Street - 18th Floor
                  Chicago, Illinois 60601
                  Attention: Real Estate Legal
                  Telephone: 312-499-3140
                  Facsimile: 312-499-3034

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Any notice or demand delivered to the person or entity named above to accept notices and demands for such party shall constitute notice or demand duly delivered to such party, even if delivery is refused.

     15. To induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.

          (a) Guarantor is duly formed, validly existing, and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business, except where the failure to so qualify would not have a material adverse effect on the business of the Guarantor.

          (b) Guarantor maintains an office at the address set forth for such party in Section 13.

          (c) The financial statements of Guarantor for the period ending 11/30/04, which have been given to Lender by or on behalf of Guarantor fairly present the financial condition of Guarantor as of the respective date thereof, except for the absence of footnotes and subject to normal year-end adjustments which, in the aggregate, are not material.

          (d) The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any material contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may materially and adversely affect Guarantor's ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements, or (iv) the organizational or other documents of Guarantor.

          (e) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          (f) Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which would reasonably be expected to materially and adversely affect Guarantor's ability to fulfill its obligations under this Guaranty. There are no judgments or orders for the payment of money outstanding against Guarantor for an amount in excess of $100,000.00 and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in material default under any agreements which would reasonably be expected to materially and adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

          (g) All statements set forth in the Recitals are true and correct.

     Guarantor hereby agrees to indemnify, defend and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including reasonable attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.

     16. Guarantor shall deliver or cause to be delivered to Lender all of the Guarantor financial statements to be delivered in accordance with the terms of the Loan Agreement. If Guarantor shall become insolvent or seek protection under insolvency laws or proceedings, or any application shall be made to have Guarantor declared bankrupt or insolvent, or a receiver or trustee shall be appointed for Guarantor or for all or a substantial part of the property of Guarantor, or Guarantor shall make an assignment for the benefit of creditors, notice of such occurrence or event shall be promptly furnished to the Lender by Guarantor.

     17. Until such time as the Indebtedness is indefeasibly satisfied, Guarantor covenants as follows:

          (a) Within ninety (90) days after the end of each calendar year during the term of the Loan, Guarantor will furnish to Lender updated annual financial statements and such additional information, reports or statements as Lender may from time to time reasonably request.

          (b) Without the written consent of Lender, Guarantor will not convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, title or ownership of any of its assets, whether now owned or hereafter acquired, for consideration less than fair market value.

     18. This Guaranty shall be binding upon the successors and assigns of Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

     19. THIS GUARANTY, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN SECURED HEREBY WERE NEGOTIATED IN THE STATE OF ILLINOIS, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY LENDER IN THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     20. Lender shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

     21. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.

GUARANTOR:                               MEDICAL PROPERTIES TRUST, INC.


                                         By: /s/ R. Steven Hamner
                                             -----------------------------------
                                         Name: R. STEVEN HAMNER
                                         Title: EVP. CFO

                                         Tax ID No. 20-0191742


                                         MPT OPERATING PARTNERSHIP LP


                                         By: /s/ R. Steven Hamner
                                             -----------------------------------
                                         Name: R. STEVEN HAMNER
                                         Title: EVP. CFO

                                         Tax ID No. 20-0191742